ENVIRONMENTAL REHABILITATION OBLIGATION	12 Months Ended
Dec. 31, 2017
Provision for decommissioning, restoration and rehabilitation costs [abstract]
ENVIRONMENTAL REHABILITATION OBLIGATION

25.  ENVIRONMENTAL REHABILITATION OBLIGATION

SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

The Group’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. The Group recognises management’s best estimate for asset retirement obligations in the period in which they are incurred. Actual costs incurred in future periods could differ materially from the estimates. Additionally, future changes to environmental laws and regulations, life of mine estimates and discount rates could affect the carrying amount of this provision.

ACCOUNTING POLICY

Provisions are recognised when the Group has a present obligation, legal or constructive resulting from past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

Long-term environmental obligations are based on the Group’s environmental management plans, in compliance with applicable environmental and regulatory requirements.

The estimated costs of rehabilitation are reviewed annually and adjusted as appropriate for changes in legislation, technology or other circumstances. Cost estimates are not reduced by the potential proceeds from the sale of assets or from plant clean up at closure.

Based on disturbances to date, the net present value of expected rehabilitation cost estimates is recognised and provided for in full in the financial statements. The estimates are reviewed annually and are discounted using a risk-free rate that is adjusted to reflect the current market assessments of the time value of money and the risks specific to the obligation.

Annual changes in the provision consist of finance costs relating to the change in the present value of the provision and inflationary increases in the provision estimate, as well as changes in estimates. Changes in estimates are capitalised or reversed against the relevant asset to the extent that it meets the definition of dismantling and removing the item and restoring the site on which it is located. Costs that relate to an existing condition caused by past operations and do not have a future economic benefit are recognised in profit or loss. If a decrease in the liability exceeds the carrying amount of the asset, the excess is recognised immediately in profit or loss. The present value of environmental disturbances created are capitalised to mining assets against an increase in the environmental rehabilitation obligation.

Rehabilitation projects undertaken, included in the estimates are charged to the provision as incurred. The cost of ongoing current programmes to prevent and control environmental disturbances is charged against income as incurred. The unwinding of the discount due to the passage of time is recognised as finance cost, and the capitalised cost is amortised over the remaining lives of the mines.

Figures in million - SA rand	Notes	2017	2016	2015
Balance at beginning of the year		3,982.2	2,411.0	2,486.8
Interest charge[1]	5	357.1	291.4	197.9
Payment of environmental rehabilitation obligation[2]		(26.9)	-	(0.3)
Change in estimates charged to profit or loss	7	248.9	97.5	-
Change in estimates capitalised[3]	12	(177.7)	472.5	(273.4)
Environmental rehabilitation obligation on acquisition of subsidiaries	13	312.1	709.8	-
Foreign currency translation		(17.0)	-	-
Balance at end of the year		4,678.7	3,982.2	2,411.0

[1] The provision is calculated based on the discount rates of 7.2% – 9.7% (2016: 7.8% - 9.7% and 2015: 8.5% - 10.2%).

[2] The cost of ongoing current programmes to prevent and control environmental disturbances, including reclamation activities, is charged to cost of sales as incurred.

[3] Changes in estimates are defined as changes in reserves and corresponding changes in life of mine, changes in discount rates, and changes in laws and regulations governing environmental matters. In 2016 the environmental rehabilitation obligation acquired was calculated based on the weighted average cost of capital in terms of IFRS 3 for acquisition purposes. Subsequent to initial recognition the provision was recalculated based on the risk free rate of interest in terms of IAS 37 Provisions, Contingent Liabilities and Contingent Assets. The resulting change in estimate during 2016 was R157.4 million and R197.6 million related to Aquarius and the Rustenburg operations, respectively.

The Group’s mining operations are required by law to undertake rehabilitation works as part of their ongoing operations. The Group makes contributions into environmental rehabilitation obligation funds (refer to note 17) and holds guarantees to fund the estimated costs.

POST CLOSURE WATER MANAGEMENT LIABILITY

The Group has identified a risk of potential long-term Acid Mine Drainage (AMD) and other groundwater pollution issues which are also being experienced by peer mining groups. AMD relates to the acidification and contamination of naturally occurring water resources by pyrite-bearing ore contained in underground mines and in rock dumps, tailings dams and pits on the surface. The Group has not been able to reliably determine the financial impact that AMD and ground water pollution might have on the Group, nor the timing of possible out flow, however, the Group has adopted a proactive approach by initiating projects which include understanding the mining impacts on the catchments within which the Group operates, the Sibanye Amanzi (long-term water management strategy), the refinement of innovative treatment technologies and the development of regional mine closure models to predict water quality impacts. The Group operates a comprehensive water quality monitoring program, including bio-monitoring, as an early detection of potential AMD.

No adjustment for the effects that may result from AMD and other groundwater pollution issues, if any, have been made in the consolidated financial statements other than in the environmental rehabilitation obligation.